Components of Accrued Expenses (Detail) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Accrued Liabilities [Line Items]
Accrued Wages and Related Costs	$ 29,501	$ 31,197	$ 96,375
Accrued Compensation	260,745	181,322	0
Accrued Professional Services	113,077	181,227	79,500
Accrued Warranty Obligations	65,253	93,788	118,611
Accrued Product Costs	97,900	0
Other Accrued Expenses	40,938	32,138	11,354
Total	$ 607,414	$ 519,672	$ 305,840